CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002






     In connection with the Annual Report of WSFS Financial Corporation (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Marvin
N.  Schoenhals,  Chairman,  President and Chief Executive  Officer,  and Mark A.
Turner, Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


1) This annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Marvin N. Schoenhals                            /s/ Mark A. Turner
------------------------                            ----------------------------
Marvin N. Schoenhals                                Mark A. Turner
Chairman and President                              Chief Operating Officer and
                                                    Chief Financial Officer


March 12, 2004